UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Xcel Brands, Inc.
Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No Fee Required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

XCEL BRANDS, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Signature__________________________________ Signature, if held jointly_________________________________ Date__________, 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark your votes like this X INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY 23214 Xcel Brands Proxy Card Front CONTROL NUMBER 1. Election of Directors NOMINEES (01) Robert W. D’Loren (02) Mark DiSanto (03) James D. Fielding (04) Howard Liebman (05) Deborah Weinswig 2. To Ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournments(s) thereof. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below) ___________________________________________________ FOR AGAINST ABSTAIN FOR all nominees listed at left except as indicated to the contrary below WITHOUT AUTHORITY to vote for all nominees listed at left PROXY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW. DISCRETIONARY VOTING IS HEREBY CONFERRED AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. CONTROL NUMBER Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 5, 2023.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED 

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  XCEL BRANDS, INC. 1333 Broadway, 10th Floor, New York, NY 10018 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 6, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY 23214 Xcel Brands Proxy Card Back The undersigned hereby appoints ROBERT W. D’LOREN and JAMES F. HARAN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Xcel Brands, Inc. on December 6, 2023, at 11:00 AM or at any postponements or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters on the reverse side. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 6, 2023. The Proxy Statement, the form of proxy and the Company’s and Annual Report are available at https://www.cstproxy.com/xcelbrands/2023